UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2021

KIEWIT ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Nebraska	000-10810	47-6131402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division U.S. Bank National Association 1700 Farnam Street Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

(402) 536-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kiewit Royalty Trust (the “Trust”) is administered by officers and employees of U.S. Bank, N.A., which serves as the sole trustee of the Trust (the "Trustee"). The Trust does not have a principal financial or chief accounting officer or any other officers, and officers of the Trustee are from time to time designated to perform the certain necessary functions of the Trust, although there are no specific persons employed by the Trustee having the full-time duty of administering the Trust.

As previously reported, G. Rosanna Moore, JD was performing the necessary functions of the Trust on behalf of the Trustee until her resignation. Ms Moore served in that position from October 28, 2019-December 21, 2021. Ms. Moore has relocated in order to pursue other career opportunities.

In light of Ms. Moore's resignation, the Trustee appointed Amy M. Chesnut, age 36, to act as Ms. Moore's successor to perform the necessary functions of the Trust on behalf of the Trustee on December 22, 2021. Ms. Chesnut also served in this position from December 21, 2018 until October 28, 2019. Ms. Chesnut currently is a Wealth Management Sr. Trust Officer with U.S. Bank N.A, previously the Wealth Management Trust Managing Director where she served from 2019. Prior her current position, Ms. Chesnut also served as a Wealth Management Trust Adviser and a Personal Trust Associate at U.S. Bank, starting in 2007. Ms. Chesnut received her Bachelor of Science degree in sports management from Nebraska Wesleyan University, Lincoln, Nebraska.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIEWIT ROYALTY TRUST

By:	U.S. Bank National Association in its capacity as Trustee and not in its individual capacity or otherwise

Dated: December 28, 2021

By:	/s/ Amy M. Chesnut
Amy M. Chesnut
Wealth Management Trust Managing Director

(The Trust does not have a principal financial or chief accounting officer or any other officers.)

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